Exhibit 10.3

Execution Version

REINSURANCE TRUST AGREEMENT

Dated as of June 23, 2022

among

SWISS RE LIFE & HEALTH AMERICA INC.,

as Grantor

PRIMERICA LIFE INSURANCE COMPANY,

as Beneficiary

and

THE BANK OF NEW YORK MELLON,

as Trustee

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TABLE OF CONTENTS

PAGE

1.  Deposit of Assets to the Trust Account   3.

2.  Withdrawal of Assets from the Trust Account   4.

3.  Application of Assets   5.

4.  Redemption, Investment and Substitution of Assets   6.

5.  Income   8.

6.  Corporate Actions   8.

7.  Additional Rights and Duties of the Trustee   8.

8.  The Trustee's Compensation, Expenses, etc.   13.

9.  Resignation or Removal of the Trustee   14.

10. Termination of the Trust Account   14.

11. Definitions   15.

12. Governing Law   19.

13. Successors and Assigns   19.

14. Severability   19.

15. Entire Agreement   20.

16. Amendments   20.

17. Notices, etc.   20.

18. Headings   21.

19. Counterparts   21.

20. USA Patriot Act   22.

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21. Required Disclosure   22.

22. Representations   22.

23. Successors and Assigns of Trustee   22.

24. Shareholder Communication Act, Etc.   22.

25. Sanctions   23.

26. Information Sharing   24.

27. Reinsurance Credit Event   25.

28. Tax Treatment of Trust Account   25.

Signature Page   26.

EXHIBIT A:  Reinsurance Agreement

EXHIBIT B:  Form of Withdrawal Notice

EXHIBIT C:  Notice of Reinsurance Credit Event

EXHIBIT D:  Notice of Cure of Reinsurance Credit Event

EXHIBIT E:  Amended and Restated Trust Provisions

SCHEDULE I-A:  Investment Guidelines

SCHEDULE I-B:  Collateral Schedule

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REINSURANCE TRUST AGREEMENT

This REINSURANCE TRUST AGREEMENT, dated as of June 23, 2022 (the “Agreement”), by and among Swiss Re Life & Health America Inc., a life insurance company domiciled under the laws of Missouri (the “Grantor”), which term shall include any successor and assigns of the Grantor by operation of law, including without limitation any liquidator, rehabilitator, receiver or conservator, Primerica Life Insurance Company, a stock life insurance company domiciled in the State of Tennessee (the “Beneficiary”), which term shall include any successor and assigns of the Beneficiary by operation of law, including without limitation any liquidator, rehabilitator, receiver or conservator, and The Bank of New York Mellon, a New York banking corporation with trust authority organized and existing under the laws of the State of New York (the “Trustee”) (the Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties”). If a court of law appoints a successor in interest to the Beneficiary, then the Beneficiary includes, and is limited to, the court appointed domiciliary receiver, conservator, rehabilitator or liquidator.

WITNESSETH:

WHEREAS, the Grantor and the Beneficiary have entered into the reinsurance agreement listed in Exhibit A hereto (the “Reinsurance Agreement”);

WHEREAS, the Beneficiary desires the Grantor to secure payments of amounts at any time and from time to time owing by the Grantor to the Beneficiary under the Reinsurance Agreement;

WHEREAS, the Grantor desires to transfer to the Trustee for deposit to the trust account established hereby (the “Trust Account”) such assets as it may desire to make subject to this Agreement in order to secure payments under the Reinsurance Agreement;

WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to hold such assets in trust in the Trust Account for the sole benefit of the Beneficiary; and

WHEREAS, this Agreement is made for the sole benefit of the Beneficiary and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account;

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

l. Deposit of Assets to the Trust Account.

(a)

The Trustee shall establish the Trust Account and shall administer the Trust Account in its name as Trustee for the sole benefit of the Beneficiary in accordance with the terms of this Agreement.  Assets in the Trust Account shall be subject to withdrawal by the Beneficiary

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solely as provided herein.  Margin Excess shall be subject to withdrawal by the Grantor solely as provided herein.  All assets in the Trust Account at all times shall be maintained in the Trust Account, separate and distinct from all other assets of the Trustee.

(b)

The Grantor shall transfer or cause to be transferred to the Trustee, for deposit to the Trust Account, assets of the type indicated on Schedule I-A hereto (all such assets, together with the proceeds thereof and cash, all investments of such assets and proceeds in other assets, and all substitutions of such assets and proceeds for other assets, are herein referred to individually as an “Asset” and collectively as the “Assets”).  The Assets shall be valued according to their current Market Value and shall consist only of cash (United States legal tender) and Eligible Securities (as hereinafter defined).  The Beneficiary acknowledges that the Grantor shall prepare a collateral schedule as agreed in writing with the Beneficiary and acceptable to the Trustee (the “Collateral Schedule”), attached hereto as Schedule I-B, consisting of Assets permitted by Schedule I-A, which will be utilized by the Trustee in performing its eligibility and valuation responsibilities hereunder, provided, however, that it is understood and agreed that the Trustee shall not have any responsibility to determine whether the Asset types listed on the Collateral Schedule conform to the Investment Guidelines, which shall be the sole responsibility of the Grantor.  No amendment, modification or change shall be made to the Collateral Schedule without the prior written consent of Beneficiary.

(c)

The Grantor hereby represents and warrants that all Assets transferred by the Grantor to the Trustee for deposit to the Trust Account and all Assets invested and substituted at the direction of the Grantor hereunder will comply with the Collateral Schedule and the Investment Guidelines and be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary will, negotiate any such Assets without consent or signature from the Grantor or any person in accordance with the terms of this Agreement.

(d)

The Trustee shall receive and hold the Assets in the Trust Account, which shall be maintained in a safe place at the Trustee’s offices in the United States of America.  The Trustee shall hold, manage and dispose of the Assets as directed pursuant to the terms hereof, and shall maintain the Trust Account in accordance with the terms and conditions of this Agreement.

2. Withdrawal of Assets from the Trust Account.

(a)

Without notice to or the consent of the Grantor, the Beneficiary shall have the right, at any time and from time to time, to withdraw from the Trust Account, upon written notice to the Trustee in substantially the form of Exhibit B hereto (a “Withdrawal Notice”), such Assets as are specified in such Withdrawal Notice.  The Withdrawal Notice may designate a third party (the “Designee”) to whom Assets specified therein shall be delivered.  The Beneficiary need present no statement or document in addition to a Withdrawal Notice in order to withdraw any Assets.

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(b)

Upon receipt of a Withdrawal Notice, the Trustee shall immediately (i) take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Assets specified in such Withdrawal Notice, and shall deliver physical custody of such Assets, as applicable, to or for the account of the Beneficiary or such Designee as specified in such Withdrawal Notice and (ii) simultaneously reduce the Required Asset Amount by the amount stipulated in the Withdrawal Notice.

(c)

Subject to paragraph (a) of this Section 2 and to Section 4 of this Agreement, in the absence of a Withdrawal Notice the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account, provided, however, that (i) the Trustee may surrender for payment all maturing Assets and Assets called for redemption and deposit the principal amount of the proceeds of any such payment or other amounts received from the issuer to the Trust Account.

(d)

Each of the Grantor and Beneficiary shall, on the date of this Agreement, deliver to the Trustee a certificate as to the incumbency and specimen signature of at least two (2) officers or other representatives of such Party authorized to act for and give and receive notices, requests and instructions on behalf of such party in connection with this Agreement (each such officer or other representative, an “Authorized Person”).  From time to time, the Grantor and Beneficiary may, by delivering to the Trustee a revised certificate, change the information previously given, but the Trustee shall be entitled to rely conclusively on the then-current exhibit until receipt of a superseding exhibit.

(e)	For purposes of convenience of reference, the Trust Account established and maintained hereunder by the Trustee on its books and records is identified on Schedule II hereto.

3. Application of Assets.

(a)

The Beneficiary hereby covenants to the Grantor that it shall use and apply any withdrawn Assets, without diminution because of the insolvency of the Beneficiary or the Grantor, for the following purposes only:

(i)

to pay, or reimburse the Beneficiary for payment of, the Reinsurer’s Quota Share of premiums to be returned, but not yet recovered from the Grantor, to Policyholders because of cancellations of Reinsured Policies;

(ii)

to pay, or reimburse the Beneficiary for payment of, the Reinsurer’s Quota Share of Covered Liabilities (which, for the avoidance of doubt, includes surrenders and benefits or losses paid by the Reinsurer) payable pursuant to the provisions of the Reinsured Policies, but not yet recovered from the Grantor;

(iii) to pay to the Beneficiary any Commutation Payment due the Beneficiary but not yet paid by the Grantor;

(iv)	in the event that the Beneficiary has received a Termination Notice (as hereinafter defined) pursuant to Section 10 of this Agreement and where the Reinsurer’s Quota

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Share of obligations under the Reinsurance Agreement remain unliquidated and undischarged ten (10) days prior to the Termination Date (as hereinafter defined), the Beneficiary may withdraw all the assets in the Trust Account and deposit such amounts, in the name of the Beneficiary, in any qualified United States financial institution, apart from its general assets, in trust for such uses and purposes specified in (i) and (ii) above as may remain executory after such withdrawal and for any period after such termination date;

(v)	pay to the Grantor or its designated payee amounts held in the Trust Account in excess of the Required Asset Amount; or

(vi) to pay any other amounts due to the Beneficiary from the Grantor, but not yet recovered from the Grantor, pursuant to the Reinsurance Agreement or this Agreement.

Any assets deposited into an account of the Beneficiary pursuant to subclause (iv) of this Section 3(a) or withdrawn by the Beneficiary pursuant to subclause (v) of this Section 3(a) and any interest or other earnings thereon shall be held by the Beneficiary in trust and separate and apart from any assets of the Beneficiary, for the sole purpose of funding the payments and reimbursements described in subclauses (i) through (vi), inclusive, of this Section 3(a).

(b)The Trustee shall have no responsibility whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to Section 2 of this Agreement will be used and applied in the manner contemplated by paragraph (a) of this Section 3.

(c)To the extent permitted by applicable law and available for withdrawal, all withdrawals by the Beneficiary from the Trust Account shall be effected in cash.  For the avoidance of doubt, to the extent that cash is not available to satisfy the Beneficiary’s withdrawal request, the Beneficiary will have the right to instruct the Trustee to deliver other Assets held in the Trust Account to the Beneficiary in satisfaction of such withdrawal.

4.  Redemption, Investment and Substitution of Assets.

(a)	The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and deposit the principal amount of the proceeds of any such payment to the Trust Account.

(b)

From time to time, at the written order and direction of the Grantor or its designated investment advisor, the Trustee shall invest Assets in the Trust Account in Eligible Securities and shall facilitate the substitutions of securities described in Section 4(c).

(c)

Substitutions of Securities. The Beneficiary hereby authorizes the Trustee, upon Written Instructions from the Grantor (and without any further action or consent of the Beneficiary), to transfer securities to the Grantor (“Transferred Securities”) against transfer to the Trust Account of substitute Eligible Securities (“Substitute Eligible Securities”) provided that the Trustee determines that the Market Value of the Substitute Eligible Securities is of

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comparable value to the Transferred Securities and that after such transfer the Margin Value of the cash and Eligible Securities in the Trust Account is equal to or greater than the Required Asset Amount.

(i) Valuation of Securities.  At the opening of each Business Day, the Trustee shall determine the Margin Value of the cash and Eligible Securities in the Trust Account.

(ii) Margin Deficit.  In the event the Required Asset Amount is greater than the aggregate Margin Value of the cash and Eligible Securities in the Trust Account, the Trustee shall so notify the Grantor on the same Business Day.  On the date of any such notice, the Grantor shall promptly transfer to the Trust Account additional cash and/or Eligible Securities ("Additional Eligible Securities") such that, after transfer to the Trust Account, the aggregate Margin Value of all cash and Eligible Securities (including Additional Eligible Securities) in the Trust Account equals or exceeds the Required Asset Amount.  If the Grantor fails to transfer an appropriate amount of Additional Eligible Securities on the date of any such notice, the Trustee shall notify the Beneficiary and Grantor and await further instructions from the Beneficiary.

(iii) Margin Excess.  In the event the then aggregate Margin Value of the cash and Eligible Securities in the Trust Account shall exceed the Required Asset Amount (such excess amount, the “Margin Excess”), the Trustee shall transfer securities and/or cash from the Trust Account having a Market Value equal to the Margin Excess to the account(s) designated in writing by the Grantor, and the Beneficiary, hereby irrevocably authorizes the Trustee, without any further action or consent of the Beneficiary, to make such transfer, it being understood that, immediately following any such transfer, the aggregate Margin Value of cash and Eligible Securities in the Trust Account shall be no less than 100% of the Required Asset Amount.  Margin Excess shall not be deemed or construed as income for the purposes of this Agreement.

(d)

All investments and substitutions of securities referred to in sections 4(b) and 4(c) above shall be in compliance with the relevant provisions of the Tennessee Insurance Law, as set forth in the definition of “Eligible Securities” in Section 11 of this Agreement, and with the Collateral Schedule, provided, however, that the Trustee shall only be required to verify compliance with the Collateral Schedule.  Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an “Investment Order”.  The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker.  The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker.  The Grantor and each of its designated investment managers is hereby authorized to issue Investment Orders and direct the Trustee to invest the Assets in the Trust Account, without obtaining the consent of the Beneficiary prior to each investment, provided, however, that the Grantor shall ensure that all such investments are limited to Eligible Securities.

(e)	When the Trustee is directed to deliver or receive securities against payment, settlement will be made in accordance with generally accepted market practice.

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(f)	Any loss incurred from any investment pursuant to the terms of this Section 4 shall be borne exclusively by the Trust Account.

5.  Income.

All payments of Income actually received in respect of Assets held in the Trust Account shall be deposited in a separate account established in the Grantor's name (the “Grantor’s Account”) without any further action or consent of the Beneficiary in accordance with written standing instructions provided by the Grantor to the Trustee.  The proceeds of any redemption or the payment of other amounts representing principal received from the issuer shall be deposited to the Trust Account pursuant to Sections 2(c) and 4(a) of this Agreement.

6.  Corporate Actions.

(a) Whenever there are voluntary rights that may be exercised or alternate courses of action that may be taken by reason of the Grantor’s ownership of Eligible Securities, the Grantor or its designee shall be responsible for making any decisions relating thereto and for directing the Trustee to act pursuant to Corporate Action Instructions (as defined herein).  The Trustee shall notify the Grantor or its designee of rights or discretionary actions with respect to Eligible Securities as promptly as practicable under the circumstances, provided that the Trustee has actually received notice of such right or discretionary corporate action from the relevant depository, etc.  Absent actual receipt of such notice, the Trustee shall have no liability for failing to so notify the Grantor or its designee.  Absent the Trustee’s timely receipt of instructions, the Trustee shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Eligible Securities.  As used herein, “Corporate Action Instructions” shall mean instructions delivered to Trustee by Electronic Methods (as defined in Section 7(h)(2)) other than e-mail.  Corporate Action Instructions sent by facsimile shall be sent to the following number 844-299-3627 (which such number may be changed from time to time as Trustee may designate in writing).

(b) Subject to the actual receipt of notices described in this Section 6, the Trustee shall execute, in its capacity as Trustee, and deliver (or cause to be executed and delivered) to the Grantor all such proxies, powers of attorney, and other instruments as the Grantor may reasonably request in writing for the purpose of enabling the Grantor to exercise the voting and/or consensual rights and powers that the Grantor is entitled to exercise pursuant to this Agreement.

(c) Notwithstanding the requirements of Section 17 hereof, the Trustee is authorized to accept and act upon any investment direction from the Grantor or its designee delivered electronically in accordance with generally accepted and standard practices in the financial services industry, including investment instructions delivered via the SWIFT or DTC ID systems, or through an online system maintained by the Trustee.

7.  Additional Rights and Duties of the Trustee.

(a)	The Trustee shall notify the Grantor and the Beneficiary in writing within ten (10) days following each deposit to, or withdrawal from, the Trust Account.

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(b)

Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary whenever necessary may, or the Trustee upon direction by the Beneficiary will, negotiate such Asset without consent or signature from the Grantor or any person or entity other than the Trustee in accordance with the terms of this Agreement.

(c)

When required hereunder to confirm that any Assets constitute Eligible Securities, the Trustee shall conclusively rely upon Schedule I-B hereto, as such Schedule I-B may be amended from time to time upon the agreement of the Grantor and the Beneficiary and consented to by the Trustee. The Trustee shall have no obligation whatsoever to confirm that Schedule I-B is at any time in compliance with the applicable requirements of the Tennessee Insurance Law.

(d)

The Trustee may deposit any Assets in the Trust Account in a book‑entry account maintained at the Federal Reserve Bank of New York or in depositories such as The Depository Trust Company.  The Trustee shall have no liability whatsoever for the action or inaction of any depository or for any losses resulting from the maintenance of Assets with a depository.  Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

(e)	The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.

(f)

The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Assets in the Trust Account upon its inception and at the end of each calendar month.  The statement under this Section 7(f) and the notices under Section 7(a) hereof shall be deemed given by the Trustee to the Grantor and the Beneficiary to the extent that the Grantor and the Beneficiary, as the case may be, had previously requested and had been given access to the Trustee’s automated data system affording on-line access to trust accounts information and such information is posted by the Trustee on such system within the relevant period.

(g)

Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.

(h)

(1)Unless otherwise provided in this Agreement, the Trustee is authorized to follow and rely upon all instructions given by Authorized Persons of the Grantor, any relevant investment manager of the Grantor, and the Beneficiary; respectively, and by attorneys‑in‑fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram or electronic media, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties.  The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions in the absence of negligence, willful misconduct of lack of good

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faith.  The Trustee shall not incur any liability in executing instructions otherwise in accordance with this Agreement (i) from any attorney‑in‑fact prior to receipt by it of notice of the revocation of the written authority of the attorney‑in‑fact or (ii) from any officer of the Grantor or the Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate. Each of the Grantor and the Beneficiary acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Trustee, and that there may be more secure methods of transmitting instructions than the method selected by the sender.  Each of the Grantor and the Beneficiary agrees: i) that the security procedures, if any, to be followed in connection with a transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances, and ii) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

(2) Each of the Grantor and the Beneficiary hereby authorize the Trustee to rely upon and comply with instructions and directions, including funds transfer instructions and Corporate Action Instructions, sent by e-mail, facsimile and other similar secure electronic transmissions containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee (“Secure Platform”), or another method or system specified by the Trustee as available for use in connection with its services hereunder (“Electronic Methods”) by persons believed by the Trustee to be authorized to give instructions and directions on behalf of the Grantor and/or the Beneficiary.  Except as set forth below with respect to funds transfers, the Trustee shall have no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorized to give instructions or directions on behalf of the Grantor and/or the Beneficiary (other than to verify that the signature on a facsimile is the signature of a person authorized to give instructions and directions on behalf of such party); and the Trustee shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the Grantor and/or the Beneficiary as a result of such reliance upon or compliance with such instructions or directions.  Each of the Grantor and the Beneficiary agrees to assume all risks arising out of the use of Electronic Methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

(3) Funds Transfers.  With respect to any “funds transfer,” as defined in Article 4-A of the Uniform Commercial Code, the following security procedure will apply unless a Secure Platform is utilized to send instructions or an alternative authentication method employing security procedures (which the Grantor and the Beneficiary have determined to be at least as secure as the following procedures and which is acceptable to the Trustee) is utilized:  payment instruction of the Grantor or the Beneficiary, as the case may be, is to include the name and (in the case of a facsimile) signature of the person initiating the funds transfer request.  If the name is listed as an Authorized Person on the relevant account, the Trustee will confirm the instructions by telephone call to any person listed as an Authorized Person on the account, who may be the same person who initiated the instruction.  When calling back, the Trustee will request from the staff member of the Grantor or the Beneficiary, as the case may be, his or her name.  If the name is listed in the Trustee’s records as an Authorized

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Person, the Trustee will confirm the instructions with respect to amount, names and numbers of accounts to be charged or credited and other relevant reference information.  Where the Agreement contemplates joint payment instructions from the Grantor and Beneficiary, the Trustee shall call back both the Grantor and Beneficiary.  Each of the Grantor and Beneficiary acknowledges that Trustee has offered such Grantor and Beneficiary other security procedures that are more secure and are commercially reasonable for such Grantor and Beneficiary, and that such Grantor and Beneficiary has nonetheless chosen the procedure described in this paragraph.  Each of the Grantor and the Beneficiary agrees to be bound by any payment order issued in its name, whether or not authorized, that is accepted by the Trustee in accordance with the above procedures.  When instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the Trustee, and any other bank participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named.  This applies to beneficiaries as well as any intermediary bank.  Each of the Grantor and Beneficiary agrees to be bound by the rules of any funds transfer network used in connection with any payment order accepted by the Trustee hereunder. The Trustee shall not be obliged to make any payment or otherwise to act on any instruction notified to it under this Agreement if it is unable to validate the authenticity of the request by telephoning an Authorized Person who has not executed the relevant request or instruction of the relevant Grantor and Beneficiary.  Payment or otherwise to act on any instruction by Authorized Person of the relevant Grantor and Beneficiary will be made by the Trustee within three (3) Business Days after Trustee’s verification of instructions as set forth above.

(i)

Notwithstanding any revocation, cancellation or amendment of this authorization, any action taken by the Trustee pursuant to this authorization prior to the Trustee’s actual receipt and acknowledgement of a notice of revocation, cancellation or amendment shall not be affected by such notice.

(j)

If the Grantor or Beneficiary elect to transmit instructions, including Corporate Action Instructions (“Instructions”), through an on-line communication system electronic platform offered by the Trustee or an Affiliate of the Trustee, such access to and use thereof shall be subject to any the terms and conditions contained in a separate written agreement.  The Grantor and Beneficiary shall each be responsible for requesting access to any such electronic platform and completing the documentation required for such access and nothing herein shall obligate the Trustee to ensure any such access.  Should the Grantor or Beneficiary fail to, or elect not to, avail itself of such access, neither the Trustee nor any Affiliate of the Trustee accepts any responsibility whatsoever for any Losses arising as a result of the lack of such access in connection with its services under this Agreement.  Notwithstanding any other provision of this Agreement, whenever the Trustee is required to deliver any notice or information to the Grantor or Beneficiary, as applicable, under the terms of this Agreement, it may do so by making the relevant notice or information available to such party via an electronic platform operated by the Trustee or an Affiliate of the Trustee.  If the Grantor or Beneficiary elect (with the Trustee’s prior consent) to transmit Instructions through an on-line communications service owned or operated by a third party, the Grantor and Beneficiary, as applicable, agrees that the Trustee shall not be responsible or liable for the reliability or availability of any such service.

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(k)

The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee.  The Trustee shall be liable for its own negligence, willful misconduct or lack of good faith.

(l)

No provision of this Trust Agreement shall require the Trustee to take any action which, in the Trustee’s reasonable judgment, would result in any violation of this Trust Agreement or any provision of law.  The Trustee shall exercise the same care that is expected of a directed trustee with the responsibility for the safeguarding of Assets in the Trust Account and for compliance with all provisions of this Trust Agreement, whether the Assets are in the Trustee’s physical possession or are held through a Depository.  The Trustee may obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

(m)

Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee, be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee, has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

(n)

The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets or for the validity, perfection, priority or enforceability of the liens in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

(o)

The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement to the extent caused, directly or indirectly, by natural disasters, fire, acts of God, strikes or other labor disputes, work stoppages, acts of war or terrorism, general civil unrest, actual or threatened epidemics, disease, act of any government, governmental authority or police or military authority, declared or threatened state of emergency, legal constraint, the interruption, loss or malfunction of utilities or transportation, communications or computer systems, or any other similar events beyond its reasonable control.  The Trustee will use commercially reasonable efforts to minimize the effects of any such events.

(p)

The Trustee shall have no responsibility or liability for, and the Grantor is solely responsible and liable for the payment of and obtaining reclaims, refunds and credits, where applicable, of all taxes assessments, duties, and other governmental charges (including any interest or penalties with respect thereto) with respect to the Assets or the Trust Account.  With respect to the payment of taxes, in the event the Trustee is required under applicable law to pay any tax, duty or other governmental charge or any interest or penalty with respect thereto in connection with its services hereunder, the Trustee is hereby authorized to debit the Grantor’s

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Account in the amount thereof and to pay such amount to the appropriate taxing authority.  With respect to tax reclaims, refunds and credits, for each country in which the Trustee holds in the Trust Account Eligible Securities and a tax reclaim, refund or credit may be available, the Trustee will submit such forms as are necessary to the appropriate tax or other governmental authorities and take such action as is reasonable to obtain such benefits and, where such forms must be completed by the Grantor, will provide the Grantor with the appropriate forms and otherwise assist the Grantor to obtain such tax benefits.

(q)	The Trustee shall not be required to risk or expend its own funds in performing its obligations under this Agreement.

(r)

The Trustee is authorized to utilize any generally recognized currency exchange rate quotation service and any generally recognized pricing information service (including brokers and dealers of securities, clearing systems or agents) in order to perform its valuation responsibilities under this Agreement, and each of the Grantor and the Beneficiary agrees that the Trustee shall not be liable for any losses suffered or incurred by either of the Grantor or the Beneficiary as a result of errors or omissions of any exchange rate quotation service, pricing information service, broker or dealer, and shall be entitled to rely upon such exchange rate or pricing information without inquiry, provided that the selection of such exchange rate quotation service, pricing information service, broker or dealer was done in good faith on the part of the Trustee without negligence or willful misconduct.  Each of the Grantor and the Beneficiary acknowledges that certain pricing or valuation information may be based upon calculated amounts rather than actual market transactions and may not reflect actual market values, and the variance between such calculated amounts and actual market values may be material.

(s)	The Trustee represents and warrants that it is a Qualified United States Financial Institution.

8.  The Trustee’s Compensation, Expenses, etc.

(a)

The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates determined by the Trustee from time to time and mutually agreed to in writing by the Grantor and the Trustee.  The Grantor shall pay or reimburse the Trustee for all of the Trustee's expenses and disbursements in connection with its duties under this Agreement (including attorney's fees and expenses), except any such expense or disbursement as may arise from the Trustee's negligence, willful misconduct, or lack of good faith.  The Trustee shall be entitled to deduct its compensation and expenses from payments of dividends, interest and other income in respect of the Assets held in the Trust Account and deposited into the Income Account as provided in Section 5 of this Agreement.  The Grantor and the Beneficiary jointly and severally hereby indemnify the Trustee for, and hold it harmless against, any loss, liability, costs or expenses (including attorney's fees and expenses) (“Losses”) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement or arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets and shall include reimbursement for any cost or expense incurred by the Trustee in

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connection with its successful defense, in whole or in part, of any claim by the Grantor or the Beneficiary that it was negligent or engaged in willful misconduct.  In the event that the Grantor fails to pay any fees, expenses or any other amount payable by it to the Trustee hereunder as and when required, the Grantor agrees that the Trustee shall have the right, without further notice or demand, to set off against, and to appropriate and apply to such amount owing any indebtedness, liability or obligation of any nature owing to the Grantor by the Trustee in its capacity as a state bank (except for any such indebtedness, liability or obligation owing pursuant to this Agreement) and/or to set off against, and to appropriate and apply to such amount owing all deposits, and/or custodial accounts now or hereafter maintained by the Grantor with the Trustee, without any recourse to the Trust Account or any Assets.  The rights of the Trustee provided herein are in addition to all other rights of set-off and all other rights and remedies which the Trustee may otherwise have against the Grantor at law, in equity or otherwise, and nothing in this Agreement shall be deemed a waiver or prohibition of, or restriction upon, the Trustee’s rights of set-off against the Grantor.  The Grantor hereby acknowledges that the foregoing indemnities and Grantor payment and reimbursement obligations shall survive the resignation or discharge of the Trustee or the termination of this Agreement.

(b)	No Assets shall be withdrawn from the Trust Account or used in any manner for paying commission or compensation to, or reimbursement of expenses of, or indemnification of, the Trustee.

9.  Resignation or Removal of the Trustee.

(a)

The Trustee may resign at any time by giving not less than ninety (90) days' written notice thereof to the Beneficiary and to the Grantor.  The Trustee may be removed by the Grantor's delivery of not less than ninety (90) days' written notice of removal to the Trustee and the Beneficiary.  Such resignation or removal shall become effective on the acceptance of appointment by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account in accordance with paragraph (b) of this Section 9.

(b)

Upon receipt by the proper Parties of the Trustee's notice of resignation or the Grantor's notice of removal, the Grantor and the Beneficiary shall appoint a successor Trustee.  Any successor Trustee shall be a bank that is a member of the Federal Reserve System or chartered in the State of New York and shall not be a Parent, a Subsidiary or an Affiliate of the Grantor or the Beneficiary.  Upon the acceptance of the appointment as Trustee hereunder by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account, the resignation or removal of the Trustee shall become effective.  Thereupon, such successor Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement, but the resigning or removed Trustee shall continue after such resignation or removal to be entitled to the benefits of the indemnities provided herein for the Trustee.

10.  Termination of the Trust Account.

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(a)

The Trust Account and this Agreement, except for the indemnities provided herein, may be terminated only after (i) the Grantor or the Beneficiary has given the Trustee written notice of its intention to terminate the Trust Account (the “Notice of Intention”), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph (b) of this Section 10.  The Notice of Intention shall specify the date on which the notifying Party intends the Trust Account to terminate (the “Proposed Date”).

(b)

Within three (3) days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the “Termination Notice”) to the Beneficiary and the Grantor of the date (the “Termination Date”) on which the Trust Account shall terminate.  The Termination Date shall be (a) the Proposed Date if the Proposed Date is at least thirty (30) days but no more than forty-five (45) days subsequent to the date the Termination Notice is given; (b) thirty (30) days subsequent to the date the Termination Notice is given, if the Proposed Date is fewer than thirty (30) days subsequent to the date the Termination Notice is given; or (c) forty-five (45) days subsequent to the date the Termination Notice is given, if the Proposed Date is more than forty-five (45) days subsequent to the date the Termination Notice is given.

(c)

On the Termination Date, upon receipt of written approval of the Beneficiary, the Trustee shall transfer to the Grantor any Assets remaining in the Trust Account, at which time all liability of the Trustee with respect to such Assets shall cease.

11.  Definitions.

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Agreement):

The term “Additional Eligible Securities” has the meaning set forth in Section 4(c)(ii) of this Agreement.

The term “Affiliate” with respect to any Person shall mean an entity which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such entity.

The term “Agreement” has the meaning set forth in the Preamble of this Agreement.

The term “Assets” has the meaning set forth in Section 1(b) of this Agreement.

The term “Authorized Person” has the meaning set forth in Section 2(d) of this Agreement.

The term “Beneficiary” has the meaning set forth in the Preamble of this Agreement.

The term “BNY Mellon Group” has the meaning set forth in Section 25 of this Agreement.

The term “Business Day” means any day on which the Trustee is open for business.

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The term “Centralized Functions” has the meaning set forth in Section 25 of this Agreement.

The term “Collateral Schedule” has the meaning set forth in Section 1(b) of this Agreement.

The term “Commutation Payment” has the meaning set forth in the Reinsurance Agreement.

The term “control” (including the related terms “controlled by” and “under common control with”) shall mean the ownership, directly or indirectly, of more than 10% of the voting stock of a corporation.

The term “Covered Liabilities” has the meaning set forth in the Reinsurance Agreement.

The terms “Data Providers” means, without limitation, pricing vendors, analytics providers, brokers and dealers providing Market Data to the Trustee.

The term “Designee” has the meaning set forth in Section 2(a) of this Agreement.

The term “Electronic Methods” has the meaning set forth in Section 7(h)(2) of this Agreement.

The term “Eligible Securities” means asset types listed on the Collateral Schedule, consisting of cash in United States dollars, certificates of deposit issued by a United States bank and payable in United States dollars, and investments permitted under Title 56 of the Tennessee Code Annotated or any combination of the above, provided there shall be no investments in or issued by an entity controlling, controlled by or under common control with either the Beneficiary or the Grantor.  Commercial paper and other obligations of institutions must be issued by a corporation (other than the Grantor or the Beneficiary, or any of their respective Affiliates) which is organized and existing under the laws of the United States of America, unless otherwise allowed by Tenn. Code Ann. §56-1-101 et seq.  The Eligible Securities are further subject to and limited by the Investment Guidelines as set forth in Schedule I-A.

The term “Grantor” has the meaning set forth in the Preamble of this Agreement.

The term “Grantor's Account” has the meaning set forth in Section 5 of this Agreement.

The term “Grantor and Beneficiary Information” has the meaning set forth in Section 25 of this Agreement.

The term “Income” means payments of interest, dividends or similar distributions received on an Asset, including regularly scheduled payments of interest in respect of the Assets.

The term “Instructions” has the meaning set forth in Section 7(j) of this Agreement.

The term “Investment Order” has the meaning set forth in Section 4(d) of this Agreement.

The term “Losses” has the meaning set forth in Section 8(a) of this Agreement.

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The term “Margin Excess” has the meaning set forth in Section 4(c)(iii) of this Agreement.

The term “Margin Percentage” shall mean the percentage indicated on Schedule I-B with respect to specific types of Eligible Securities, as Schedule I-B may be amended from time to time.

The term “Margin Value” means the amount obtained by dividing the Market Value of securities and cash by the applicable Margin Percentage.

The term “Market Data” means, without limitation, prices, security identifiers, valuations, bond ratings, indicative data, classification data, offering memoranda, and observable and non-observable information and assumptions.

The term “Market Value” means with respect to any financial asset as of any date, the sum of (i) the market value of such financial asset as made available to the Trustee by a Data Provider which the Trustee uses generally for pricing such financial asset, and (ii) accrued but unpaid income, if any, on the particular financial asset (to the extent not included therein). Market values provided by the Trustee’s Data Providers will be the most recently available closing bid price (usually from the previous Business Day), except that for certain financial assets it will be a same day price if available.  In the case of cash, the face amount shall be deemed the Market Value.  For the avoidance of doubt, nothing herein shall prohibit the Trustee from contacting the Grantor to obtain Market Data concerning financial assets other than price in order to assist the Trustee’s Data Providers in determining Market Value.  The Trustee’s application of Market Values hereunder shall at all times be subject to its Clearance and Collateral Management Division – Pricing, Indicative Data and Other Disclosures, which are available upon request.

The term “Notice of Intention” has the meaning set forth in Section 10(a) of this Agreement.

The term “Notice of Reinsurance Credit Event” has the meaning set forth in Section 27 of this Agreement.

The term “Outsourced Functions” has the meaning set forth in Section 25 of this Agreement.

The term “Parent” means an institution that, directly or indirectly, controls another institution.

The term “Person” means an individual, a corporation, a limited liability corporation, partnership, a joint venture, an association, a trust, an unincorporated organization or a government or any agency or political subdivision thereof, or any similar entity or any combination of the foregoing acting in concert.

The term “Policyholders” has the meaning set forth in the Reinsurance Agreement.

The term “Proposed Date” has the meaning set forth in Section 10(a) of this Agreement.

The term “Qualified United States Financial Institution” means an institution that is eligible to act as a fiduciary of a trust and (a) is organized, or (in the case of a United States branch or

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agency office of a foreign banking organization) licensed, under the laws of the United States or any state and has been granted authority to operate with fiduciary powers; and (b) is regulated, supervised and examined by federal or state authorities having regulatory authority over banks and trust companies.

The term “Reinsurance Agreement” has the meaning set forth in the Recitals of this Agreement.

The term “Reinsurance Credit Event” means that the Beneficiary delivered a Reinsurance Credit Notice to the Grantor pursuant to the Reinsurance Agreement.

The term “Reinsurance Credit Notice” has the meaning set forth in the Reinsurance Agreement.

The term “Reinsured Policies” has the meaning set forth in the Reinsurance Agreement.

The term “Reinsurer’s Quota Share” has the meaning set forth in the Reinsurance Agreement.

The term “Required Asset Amount” means the Required Balance under the Reinsurance Agreement, as may be communicated in writing from time to time by the Beneficiary and the Grantor to the Trustee pursuant to the terms of the Reinsurance Agreement, subject to reduction pursuant to the immediately following sentence.  The Required Asset Amount shall be reduced by all amounts withdrawn by the Beneficiary pursuant to this Agreement until such time as the Beneficiary and the Grantor provide a written communication to the Trustee of an update to such Required Asset Amount pursuant to the Reinsurance Agreement, after which time only subsequent amounts withdrawn shall operate to reduce the Required Asset Amount automatically.

The term “Sanctions” means all economic sanctions laws, rules, regulations, executive orders and requirements administered by any governmental authority of the United States (including the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union, HM Treasury or any other applicable domestic or foreign authority.

The term “Secure Platform” has the meaning set forth in Section 7(h)(2) of this Agreement.

The term “Statutory Financial Statement Credit” has the meaning set forth in the Reinsurance Agreement.

The term “Subsidiary” means an institution controlled, directly or indirectly, by another institution.

The term “Substitute Eligible Securities” has the meaning set forth in Section 4(c) of this Agreement.

The term “Tennessee Insurance Law” means Tenn. Code Ann. §56-1-101 et seq, and any regulations promulgated with respect thereto.

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The term “Termination Date” has the meaning set forth in Section 10 (b) of this Agreement.

The term “Termination Notice” has the meaning set forth in Section 10(b) of this Agreement.

The term “Transferred Securities” has the meaning set forth in Section 4(c) of this Agreement.

The term “Trust Account” has the meaning set forth in the Recitals of this Agreement.

The term “Trustee” has the meaning set forth in the Preamble of this Agreement.

The term “Withdrawal Notice” has the meaning set forth in Section 2(a) of this Agreement.

12. Governing Law; Etc.

This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof.  Each Party hereby waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.  Each Party consents to the jurisdiction of any state or federal court situated in the State of New York in connection with any dispute arising hereunder.  Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum.  The establishment and maintenance of the Trust Account, and all interests, duties and obligations with respect thereto, shall be governed by the laws of the State of New York.

Each of the Parties hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the State of New York.

13.  Successors and Assigns.

This Agreement shall extend to and shall be binding upon the Parties hereto and their respective successors and assignees; provided, that no Party may assign this Agreement or any of its rights or obligations hereunder without the consent of the other parties, except as expressly permitted by Section 9 of this Agreement.  Notwithstanding the foregoing, this Agreement shall inure to the benefit of, and bind those who, by operation of law, become successors to any of the Parties, including, without limitation, any liquidator, rehabilitator, receiver or conservator and any successor merged or consolidated entity, and provided that, in the case of the Trustee, the successor trustee is eligible to be a trustee under the terms hereof, and in the case of the Grantor and Beneficiary, the parties have provided the Trustee with prior written notice of such assignment and subject to the bank’s satisfactory completion of CIP on the successor.

14. Severability.

In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

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15.  Entire Agreement.

This Agreement constitutes the entire agreement among the Parties, and there are no understandings or agreements, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.

16.  Amendments.

This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by the Parties.

17.  Notices, etc.

Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a)(i) when delivered personally, (ii) when made or given by e-mail, or (iii) in the case of mail delivery, upon the expiration of three days after any such notice, direction, request, demand, acknowledgment or other communication shall have been deposited in the United States mail for transmission by first class mail, postage prepaid, or upon receipt thereof, whichever shall first occur and (b) when addressed as follows:

If to the Grantor:

Swiss Re Life & Health America Inc.

175 King Street

Armonk, NY 10504

Attention:  John Regan

E-mail:  John_Regan@swissre.com

With a copy to:

Swiss Reinsurance Company Ltd

Mythenquai 50/60

8022 Zurich, Switzerland

Attention: Juerg Unger

E-mail:  Juerg_Unger@swissre.com

With a copy to:

Swiss Re Management AG, org. zl.

Mlynské nivy 12

811 09  Bratislava, Slovakia

Attention: Peter Dianiska

E-mail: Peter_Dianiska@swissre.com

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If to the Beneficiary:

Primerica Life Insurance Company

            1 Primerica Parkway

            Duluth, GA 30099-0001

            Attention: Michael Wells

            Email: Michael.Wells@Primerica.com

            With a copy to:

            Primerica Life Insurance Company

            1 Primerica Parkway

            Duluth, GA 30099-0001

            Attention: Emily Roman

Email: Emily.Roman@Primerica.com

If to the Trustee:

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Attention: Insurance Trust Group

Email: Paul.Gambetta@bnymellon.com

Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties.  All notices, directions, requests, demands, acknowledgments and other communications relating to the Beneficiary's approval of the Grantor's authorization to substitute Trust Assets and to the termination of the Trust Account shall be in writing and may be made or given by prepaid telex, telegraph, telecopier, facsimile or electronic media.  Any instruction given to the Trustee in connection with securities pursuant to Section 6 shall be given by Grantor’s exclusively by Corporate Action Instructions.

18.	Headings.

The headings of the Sections and the Table of Contents have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Agreement.

19.  Counterparts.

This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument, and either of the Parties may execute this Agreement by signing such counterpart.  This Agreement may be executed by the insertion of images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without

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limitation, DocuSign and AdobeSign).  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system.  This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Party.

20. USA Patriot Act.

The Grantor and Beneficiary hereby acknowledges that the Trustee is subject to federal laws, including the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Trustee must obtain, verify and record information that allows the Trustee to identify the Grantor and Beneficiary.  Accordingly, prior to opening the Trust Account hereunder, the Trustee will ask the Grantor and Beneficiary to provide certain information including, but not limited to, the Grantor’s and Beneficiary’s name, physical address, tax identification number and other information that will help the Trustee to identify and verify the Grantor’s and Beneficiary’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.  Each of the Grantor and Beneficiary agrees that the Trustee cannot open the Trust Account hereunder unless and until the Trustee verifies the Grantor’s and Beneficiary’s identity in accordance with the Trustee’s CIP.

21. Required Disclosure.

The Trustee is authorized to supply any information regarding the Trust Account and related Assets that is required by any law, regulation or rule now or hereafter in effect.  Each of the Grantor and the Beneficiary agrees to supply the Trustee with any required information if it is not otherwise reasonably available to the Trustee.

22.  Representations.

Each Party represents and warrants to the others that it has full authority to enter into this Agreement upon the terms and conditions hereof and that the individual executing this Agreement on its behalf has the requisite authority to bind such Party to this Agreement, and that the Agreement constitutes a binding obligation of such party enforceable in accordance with its terms.

23.  Successors and Assigns of Trustee.

Any corporation or other company into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other company resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other company succeeding to the business of the Trustee shall be the successor of the Trustee hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

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24.  Shareholder Communication Act, Etc.

With respect to securities issued in the United States, the Shareholders Communications Act of 1985 (the “Act”) requires Trustee to disclose to the issuers, upon their request, the name, address and securities position of its Grantor who are (a) the “beneficial owners” (as defined in the Act) of the issuer’s securities, if the beneficial owner does not object to such disclosure, or (b) acting as a “respondent bank” (as defined in the Act) with respect to the securities. (Under the Act, “respondent banks” do not have the option of objecting to such disclosure upon the issuers’ request.) The Act defines a “beneficial owner” as any person who has, or shares, the power to vote a security (pursuant to an agreement or otherwise), or who directs the voting of a security. The Act defines a “respondent bank” as any bank, association or other entity that exercises fiduciary powers which holds securities on behalf of beneficial owners and deposits such securities for safekeeping with a bank, such as Trustee. Under the Act, the Grantor is either the “beneficial owner” or a “respondent bank.”

[ ] Grantor is the “beneficial owner,” as defined in the Act, of the securities to be held by Trustee hereunder.
[ ] Grantor is not the beneficial owner of the securities to be held by Trustee, but is acting as a “respondent bank,” as defined in the Act, with respect to the securities to be held by Trustee hereunder.

IF NO BOX IS CHECKED, TRUSTEE SHALL ASSUME THAT GRANTOR IS THE BENEFICIAL OWNER OF THE SECURITIES.

For beneficial owners of the securities only:

[ ] Grantor objects

[ ] Grantor does not object to the disclosure of its name, address and securities position to any issuer which requests such information pursuant to the Act for the specific purpose of direct communications between such issuer and Grantor.

IF NO BOX IS CHECKED, TRUSTEE SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES A CONTRARY WRITTEN INSTRUCTION FROM GRANTOR.

With respect to securities issued outside of the United States, information shall be released to issuers only if required by law or regulation of the particular country in which the securities are located.

The Grantor agrees to disseminate in a timely manner any proxies or requests for voting instructions, other proxy soliciting material, information statements, and/or annual reports that it receives to any other beneficial owners.

25.  Sanctions.

(a)

Throughout the term of this Agreement, the Grantor and Beneficiary: (i) will have in place and will implement policies and procedures reasonably designed to prevent violations of Sanctions, including risk-based screening procedures with respect to incoming or outgoing assets or transactions relating to this Agreement; (ii) shall ensure that neither the Grantor or Beneficiary nor any of its affiliates, directors, officers, employees is an individual or entity that is, or is owned or controlled by an individual or entity that is: (A) the target of Sanctions;

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or (B) located, organized or resident in a country or territory that is, or whose government is, the target of Sanctions; and (iii) shall not, directly or indirectly, use the services and/or Accounts in any manner that would result in a violation by the Grantor or Beneficiary of Sanctions.

(b)

The Grantor and Beneficiary will promptly provide to the Trustee such information as the Trustee reasonably requests in connection with the matters referenced in this Section 25, including information regarding the Grantor and the Beneficiary, the Trust Accounts, the Assets in relation to which services are to be provided and the source thereof, and the identity of any individual or entity having or claiming an interest therein.  The Trustee may decline to act or provide services in respect of any Trust Account, and take such other actions as it, in its reasonable discretion, deems necessary or advisable, in connection with the matters referenced in this Section 25.  If the Trustee declines to act or provide services as provided in the preceding sentence, except as otherwise prohibited by applicable law or official request, the Trustee will inform the Grantor and Beneficiary as soon as reasonably practicable.

(c)

This Section 25 does not apply if and to the extent that it is or would be unenforceable by reason of breach of (i) any provision of Council Regulation (EC) No 2271/96 of 22 November 1996 (or any law or regulation implementing such Regulation in any member state of the EEA) or (ii) any similar blocking or anti-boycott law in the United Kingdom or elsewhere.  However, if the aforementioned Council Regulation purports to make compliance with any portion of this Section 25 unenforceable by any Grantor and Beneficiary, the Grantor and Beneficiary will nonetheless take such measures as may be necessary to ensure that the Grantor and Beneficiary does not use the services or Trust Accounts in any manner which would cause the Trustee to violate Sanctions applicable to the Trustee.

26.  Information Sharing.

The Bank of New York Mellon Corporation is a global financial organization that operates in and provides services and products to clients through its affiliates and subsidiaries located in multiple jurisdictions (the “BNY Mellon Group”).  The BNY Mellon Group may (i) centralize in one or more affiliates and subsidiaries certain activities (the “Centralized Functions”), including audit, accounting, administration, risk management, legal, compliance, sales, product communication, relationship management, and the compilation and analysis of information and data regarding Grantor and Beneficiary (which, for purposes of this provision, includes the name and business contact information for the Grantor and Beneficiary’s employees and representatives) and the accounts established pursuant to this Agreement (“Grantor and Beneficiary Information”) and (ii) use third party service providers to store, maintain and process Grantor and Beneficiary’s Information (“Outsourced Functions”).  Notwithstanding anything to the contrary contained elsewhere in this Agreement and solely in connection with the Centralized Functions and/or Outsourced Functions, Grantor and Beneficiary consent to the disclosure of, and authorize BNY Mellon to disclose, Grantor and Beneficiary’s Information to (i) other members of the BNY Mellon Group (and their respective officers, directors and employees) and to (ii) third-party service providers (but solely in connection with Outsourced Functions) who are required to maintain the confidentiality of Grantor and Beneficiary’s Information.  In addition, the BNY Mellon Group may aggregate the Grantor and Beneficiary’s Information with other

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data collected and/or calculated by the BNY Mellon Group, and the BNY Mellon Group will own all such aggregated data, provided that the BNY Mellon Group shall not distribute the aggregated data in a format that identifies the Grantor and Beneficiary Information with the Grantor and Beneficiary specifically.  The Grantor and Beneficiary represent that the Grantor and Beneficiary are authorized to consent to the foregoing and that the disclosure of the Grantor and Beneficiary’s Information in connection with the Centralized Functions and/or Outsourced Functions does not violate any relevant data protection legislation.  The Grantor and Beneficiary also consent to the disclosure of the Grantor and Beneficiary’s Information to governmental and regulatory authorities in jurisdictions where the BNY Mellon Group operates and otherwise as required by law.

27.  Reinsurance Credit Event.

(a)

Notwithstanding anything in this Agreement to the contrary, in the event that the Beneficiary delivers to the Trustee a written notice of the occurrence of a Reinsurance Credit Event in substantially the form attached hereto as Exhibit C (a “Notice of Reinsurance Credit Event”), the amendments set forth in Exhibit E to this Agreement (the terms and conditions of this Agreement as amended by Exhibit E, the “Amended and Restated Trust Provisions”) shall take effect as soon as reasonably practicable following receipt of such notice by the Trustee, without any further action by any Party, but in no event later than one Business Day following receipt of such Notice of Reinsurance Credit Event.  The delivery of a Notice of Reinsurance Credit Event constitutes a certification by the Beneficiary to each of the Trustee and the Grantor that a Reinsurance Credit Event has occurred and is continuing as of such date of delivery, and the Beneficiary covenants to the Grantor that it will not issue any Notice of Reinsurance Credit Event unless a Reinsurance Credit Event has occurred and is continuing.  The Trustee shall have no duty or responsibility to determine whether the Beneficiary has complied with the immediately preceding sentence.

(b)

Upon the Beneficiary’s delivery to the Trustee of a written notice that no Reinsurance Credit Event is continuing in accordance with the terms of the Reinsurance Agreement in substantially the form attached hereto as Exhibit D (a “Notice of Cure of Reinsurance Credit Event”), the Amended and Restated Trust Provisions shall no longer be effective and shall be replaced with the provisions of this Agreement as in effect immediately prior to the Notice of Reserve Credit Event to which the Notice of Cure of Reserve Credit Event relates, effective immediately without any further action by any Party.  The Beneficiary covenants to the Reinsurer that it will deliver a Notice of Cure of Reinsurance Credit Event promptly after a Reinsurance Credit Event once there is no Reinsurance Credit Event continuing. To the extent any regulator having jurisdiction over the Beneficiary or any applicable law or regulation requires any addition or revision to this Agreement to provide full Statutory Financial Statement Credit, then the Grantor shall cooperate with the Beneficiary in good faith to amend this Agreement to comply with such requirement consistent with Section 19.1(b) of the Reinsurance Agreement.

28.  Tax Treatment of Trust Account.  The Parties agree that the Trust Account is a security device and not a separate legal entity.  For U.S. federal income tax purposes, the Trust Account is a grantor trust.  The Grantor shall constitute the grantor and, thus, any and all income derived

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from the Assets in the Trust Account shall constitute income or gain of the Grantor as the owner of such Assets.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

SWISS RE LIFE & HEALTH AMERICA INC.

                                                                  as Grantor

By: /s/ Laura Orth

Name: Laura Orth

Title:

Date:   June 15, 2022

By: /s/ Michael Long

Name: Michael Long

Title:

Date:   June 15, 2022

PRIMERICA LIFE INSURANCE COMPANY

                                                                      as Beneficiary

By: /s/ Michael Wells

Name:  Michael Wells

Title:    Executive Vice President

Date:    June 16, 2022

THE BANK OF NEW YORK MELLON,

          as Trustee

By: /s/ Glenn G. McKeever

Name:  Glenn G. McKeever

Title:    Vice President

Date:     June 21, 2022

[Signature Page to SRLHA Trust Agreement]

EXHIBIT A

(Reinsurance Agreement)

Second Amended and Restated 80% Coinsurance Agreement between Primerica Life Insurance Company and Swiss Re Life & Health America Inc., dated as of June 23, 2022

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EXHIBIT B

Form of Withdrawal Notice

[DATE]

The Bank of New York Mellon

101 Barclay Street

Mailstop: 101-0850

New York, New York 10286

Attention: Insurance Trust

Re:

Withdrawal Notice re Trust Agreement dated as of June 23, 2022, among Swiss Re Life & Health America Inc., as Grantor, Primerica Life Insurance Company, as Beneficiary, and The Bank of New York Mellon, as Trustee, as amended, supplemented or otherwise modified (the “Trust Agreement”).

We refer to Section 2(a) of the Trust Agreement, and hereby give you notice of our election to withdraw the following amount from the Trust Account:

[SPECIFY AMOUNT]

Please deliver such amount to or for the account of the person or entity named below at the address specified below:

[SPECIFY DESIGNEE AND ADDRESS]

Immediately following the delivery of assets described herein, the Required Asset Amount, as defined in the Trust Agreement, shall be $[SPECIFY AMOUNT].

Very truly yours,

Primerica Life Insurance Company

By:____________________

      Name:

      Title:

cc:  Swiss Re Life & Health America Inc.

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EXHIBIT C

Form of Notice of Reinsurance Credit Event

[DATE]

The Bank of New York Mellon

101 Barclay Street

Mailstop: 101-0850

New York, New York 10286

Attention: Insurance Trust

Re:

Notice of Reinsurance Credit Event re Trust Agreement dated as of June 23, 2022, among Swiss Re Life & Health America Inc., as Grantor, Primerica Life Insurance Company, as Beneficiary, and The Bank of New York Mellon, as Trustee, as amended, supplemented or otherwise modified (the “Trust Agreement”).

We refer to Section 26 of the Trust Agreement, and hereby give you notice that a Reinsurance Credit Event (as defined in the Trust Agreement) has occurred.  From and after the date of this notice, without any further action on the part of the Beneficiary, the Grantor or the Trustee, the terms of the Amended and Restated Trust Provisions (as defined in the Trust Agreement) shall be effective until such time as the Beneficiary has given the Trustee a Notice of Cure of Reinsurance Credit Event (as defined in the Trust Agreement).

Very truly yours,

Primerica Life Insurance Company

By:____________________

      Name:

      Title:

cc:  Swiss Re Life & Health America Inc.

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EXHIBIT D

Form of Notice of Cure of Reinsurance Credit Event

[DATE]

The Bank of New York Mellon

101 Barclay Street

Mailstop: 101-0850

New York, New York 10286

Attention: Insurance Trust

Re:

Notice of Cure of Reinsurance Credit Event re Trust Agreement dated as of June 23, 2022, among Swiss Re Life & Health America Inc., as Grantor, Primerica Life Insurance Company, as Beneficiary, and The Bank of New York Mellon, as Trustee, as amended, supplemented or otherwise modified (the “Trust Agreement”).

We refer to our Notice of Reinsurance Credit Event (as defined in the Trust Agreement) provided to the Trustee on [●].  We hereby give you notice pursuant to Section 26 of the Trust Agreement that no Reinsurance Credit Event (as defined in the Trust Agreement) is continuing.  From and after the date of this notice, without any further action on the part of the Beneficiary, the Grantor or the Trustee, the terms of the Trust Agreement shall again become effective and the terms of the Amended and Restated Trust Provisions (as defined in the Trust Agreement) shall no longer be effective.

Very truly yours,

Primerica Life Insurance Company

By:____________________

      Name:

      Title:

cc:  Swiss Re Life & Health America Inc.

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EXHIBIT E

Amended and Restated Trust Provisions

1.  The following language shall be added as a new final sentence to the opening paragraph of Section 1(a):

“Legal title to the Assets of the Trust Account shall be vested in the Trustee for the benefit of the Grantor's United States ceding insurers, their assigns and successors in interest.”

2.  The following language shall be added as a new Section 3(d):

"Contested claims shall be valid and enforceable out of funds in the Trust Account to the extent remaining unsatisfied thirty (30) days after entry of the final order of any court of competent jurisdiction in the United States."

3.   The following language shall be added as a new final sentence to the opening paragraph of Section 4(c):

“Other than as set forth above, the Trustee shall allow no substitutions or withdrawals of assets from the Trust Account, except on written instructions from the Beneficiary, except that the Trustee may, without the consent of but with notice to the Beneficiary, upon call or maturity of any asset in the Trust Account, withdraw such asset upon condition that the proceeds are paid into the Trust Account.”

4.   The following language shall be added as a new final sentence to Section 7(g):

"The trust shall be subject to examination as determined by the Commissioner of the Tennessee Department of Commerce and Insurance."

5.  The following shall be added as a new Section 7(s):

“All Assets shall be maintained by the Trustee on its books and records at the Trustee’s offices in the United States.  Assets held in book-entry form may be held by the Trustee through securities depositories and clearing corporations.  Any Assets received by the Trustee in physical form, will be continuously held in a safe place.”

6.    The following shall be added as a new Section 7(s):

“No later than February 28 of each year the Trustee shall report to the Commissioner of the Tennessee Department of Commerce and Insurance in writing setting forth the balance in the Trust Account and listing the Trust Account’s investments at the preceding year-end, and shall certify the date of termination of the Trust Account, if so

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planned, or certify that the Trust Account shall not expire prior to the following December 31.”

7.   The following shall be added as a new Section 10(d):

“The Trust shall remain in effect for as long as the assuming insurer, or any member or former member of a group of insurers, shall have outstanding obligations under reinsurance agreements subject to the Trust.”

8.  The following shall be added as a new Section 30 to this Agreement:

“30. Amendments.

Should any term of this Agreement be deemed by an insurance regulator at any time to fail to comply with any requirement of any applicable law necessary for the Beneficiary to receive full Statutory Financial Statement Credit for the Reinsured Policies, then, upon the occurrence of a Reinsurance Credit Event, to the extent reasonably necessary for the Grantor to comply with Section 19.1(b) of the Reinsurance Agreement, the Grantor and the Beneficiary shall amend, and the Grantor shall cause the Trustee to amend, this Agreement to make it comply with the relevant credit for reinsurance requirements necessary so as to permit the Beneficiary to receive full Statutory Financial Statement Credit for the Reinsured Policies.  Notwithstanding the foregoing, in the event that the Trustee objects to any such amendments, the Trustee reserves the right to resign pursuant to Section 9.”

9.  The Beneficiary will provide the Grantor and the Trustee with prompt written notice of any change of Tenn. Code Ann. § 56-2-209 or any regulations promulgated thereunder (or any successor provisions or regulations) that would impact the eligibility of securities otherwise permissible under Schedule I-A and Schedule I-B and the Parties shall promptly amend Schedule I-A and Schedule I-B to be limited to investments of the types specified in Tenn. Code Ann. § 56-2-209 or any regulations promulgated thereunder (or any successor provisions or regulations).

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SCHEDULE I-A

INVESTMENT GUIDELINES

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SCHEDULE I-B

COLLATERAL SCHEDULE

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SCHEDULE II

TRUST ACCOUNT(S)

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